Exhibit 32.1

                         ASHLIN DEVELOPMENT CORPORATION

                            CERTIFICATION PURSUANT TO
                       18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ashlin Development Corporation (the "Company") on Form 10-QSB for the quarterly period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James A. Brown, Chairman, Chief Executive Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      ASHLIN DEVELOPMENT CORPORATION


                                      /s/James A. Brown
                                      ------------------------------
                                      James A. Brown
                                      Chief Executive Officer

May 16, 2005